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                                                                   EXHIBIT 10.39

                                                                  EXECUTION COPY

                            PRODUCT SUPPLY AGREEMENT

         This Product Supply Agreement ("Agreement") is made and entered into this 13th day of April, 1999 (the "Effective Date") by and between Samsung Electronics Co., Ltd., a corporation organized under the laws of the Republic of Korea ("Samsung"), and Fairchild Korea Semiconductor Ltd., a corporation organized under the laws of the Republic of Korea ("Fairchild"). Either Samsung or Fairchild may be referred to herein as a "Party" or together as the "Parties," as the case may require.

                                    RECITALS

         WHEREAS, Samsung, and Fairchild Semiconductor Corporation have entered into a certain business transfer agreement dated as of December 20, 1998 ("Business Transfer Agreement") and Fairchild Semiconductor Corporation has assigned its rights thereunder to Fairchild, pursuant to which Fairchild will acquire all of the Conveyed Assets and assume all of the Assumed Liabilities (each as defined in the Business Transfer Agreement) upon the terms and conditions set forth in the Business Transfer Agreement; and

         WHEREAS, Samsung and Fairchild desire to enter into an agreement as contemplated and required by the Business Transfer Agreement whereby Fairchild will provide to Samsung certain of the Products (as defined below) that have been provided to Samsung by the Business (as defined in the Business Transfer Agreement) prior to the Closing Date, in accordance with the terms and conditions of this Agreement; and

         WHEREAS, the execution and delivery of this Agreement is required by the Business Transfer Agreement and is a condition to the closing of the transactions contemplated thereunder.

         NOW, THEREFORE, in consideration of the promises and the mutual covenants and undertakings contained herein, the parties hereto, intending to be legally bound hereby, do agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

         Section 1.1 Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed to such term in the Business Transfer Agreement.

                  (a) "Business" shall mean the business of developing, manufacturing and selling (but expressly excluding for purposes of this definition epi, assembly and final testing the full range of MOSFETs, power transistors (including Small Signal TRS and Power TRS), diodes, motor ICs, standard linear ICs, SPS, IGBT and other power devices (except for a range of
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multimedia products described in the Foundry Sale Agreement and Third Party
Foundry Product, which are not transferred pursuant to this Agreement) as conducted on the Closing Date by Samsung.

                  (b) "Business Product" means any MOSFET, power transistor (including Small Signal TRS and Power TRS), diode, motor IC, standard linear IC, SPS, IGBT or other power device manufactured, marketed, under design or development or sold by the Business on the Closing Date, or historically manufactured by the Business, as listed in Attachment B to Schedule 3.5(a) under the Business Transfer Agreement, or any Derivative Product derived or based upon any of the foregoing, except for a range of multimedia products described in the Foundry Sale Agreement and Third Party Foundry Product.

                  (c) "Initial Quarterly Period" means the period commencing on the Closing Date and ending on June 30, 1999.

                  (d) "Local Business" means the sale of the Products to Samsung located in Korea for its export.

                  (e) "Non-Small Signal Device Profit Amount" means (i) the average price per Product of those Products, other than Small Signal Devices, that were purchased by Samsung during the applicable Annual Period and included in satisfaction of the Purchase Commitment for such Annual Period, less (ii) the average per Product variable costs attributable to such Products.

                  (f) "Product" means Business Products and/or Derivative Products as well as new products not available for sale by the Business as of the Closing.

                  (g) "Past Practices" shall mean the practices of the Business to provide Products to Samsung during calendar year 1998, including, without limitation, practices relating to SPC data, yield data, 8D reports, technical analysis, PQA support, failure analysis, quality surveys, customers, sort yields and reliability data.

                  (h) "Purchase Price" means, with respect to (i) any Product listed on Schedule average price per unit of the Product sold to Samsung by the Business during the fourth quarter of 1998, as set forth in Schedule 1.1, (ii) any Product existing on the Closing Date and not purchased by Samsung during the fourth quarter of 1998, the average price per unit of such Product during the Quarterly Period in which the Product was last purchased by Samsung, as increased or decreased, as the case may be, to reflect the percentage increase or decrease in the market price of WSTS product category to which such Product belongs as stated in the publications of WSTS since such Quarterly Period, (iii) any new Product not available for sale by the Business on the Closing Date, such price per unit as the Parties may mutually agree after good faith negotiations, and, in the case of clauses (i), (ii) and (iii), as adjusted pursuant to Section
6.1 hereof. The Purchase Prices are on a CEF Samsung Facilities in Korea basis.

                  (i) "Quarterly Period" means the Initial Quarterly Period and/or any three month period commencing January 1, April 1, July 1 or October 1 and ending on the following March 31, June 30, September 30 or December 31, respectively.


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                  (j) "Small Signal Device Profit Amount" means (i) the average price per Product of the Small Signal Devices that were purchased by Samsung during the applicable Annual Period and included in satisfaction of the Purchase Commitment for such Annual Period, less (ii) the average per Product variable costs attributable to such Products.

                  (k) "Third Party Foundry Product" means any products manufactured by the Business for a third-party customer based on such customer's proprietary design, mask set, process, specification or other technical data under a foundry services agreement set forth ID Schedule 1.6 to the Intellectual Property License Agreement, dated as of the date hereof, between Samsung and Fairchild.

                  (l) "WSTS" means World Semiconductor Trade Statistics.

                                   ARTICLE II
                               PRODUCT PURCHASES

         Section 2.1 Product Supply. During the term of this Agreement, subject to the terms and conditions of this Agreement, Fairchild shall supply Products as ordered under purchase orders placed from time to time by Samsung,

         Section 2.2 Preferred Supplier. Samsung shall use its Best Efforts to cause its Affiliates to designate Fairchild as a preferred supplier of Products to the extent permissible under applicable laws and regulations. For purposes of this Section 2.2, such efforts shall include, without limitation, personal visits hosted and/or arranged for Fairchild by senior officials of Samsung and its Affiliates.

         Section 2.3 Purchase Commitment. (a) Subject to the terms and conditions of this Agreement, Samsung hereby commits to purchase during each of
(i) the period commencing on the Closing Date and ending on the first anniversary of the Closing Date (the "First Annual Period"), (ii) the period commencing on the day immediately following the last day of the First Annual Period and ending on the second anniversary of the Closing Date (the "Second Annual Period") and (iii) the period commencing on the day immediately following the last day of the Second Annual Period and ending on the third anniversary of the Closing Date (the "Third Annual Period"; each of the First Annual Period, the Second Annual Period and the Third Annual Period shall constitute an "Annual Period"), Products at an aggregate volume level equal to 701,941,000 units per year (with respect to each Annual Period, the "Purchase Commitment"), to the extent that such Products supplied by Fairchild meet appropriate quality specifications of Samsung consistent with Past Practices and the quality of such Products remains in compliance with such quality specifications. Any Products purchased in excess of the Purchase Commitment in any Annual Period shall be at either (i) the Purchase Price or (ii) the Matched Price (as defined in Section
2.4 hereof). All Products purchased at the Purchase Price shall be included in the Purchase Commitment for the applicable Annual Period and no Products purchased at the


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Matched Price shall be included in satisfaction of the Purchase Commitment for any Annual Period.

         (b) The mixture of Products purchased within the Purchase Commitment shall be consistent with Past Practices, subject to reasonable adjustment; provided, however, that if the total unit volume of small signal transistors ("Small Signal Devices") exceeds 70% of the Purchase Commitment in any Annual Period (the "Small Signal Excess"), then such Small Signal Excess shall not be included in satisfaction of the Purchase Commitment for such Annual Period and shall not be credited against such Purchase Commitment. Notwithstanding the foregoing, the Small Signal Excess in any Annual Period shall be included as Small Signal Device purchases in satisfaction of the Purchase Commitment for the following Annual Period.

         (c) The total unit volume of Products purchased by Samsung (regardless of whether such Products are Small Signal Devices or non Small Signal Devices) in excess of the Purchase Commitment in any Annual Period shall be included in satisfaction of the Purchase Commitment for the following Annual Period and (without duplication) any Small Signal Excess in any Annual Period will count as Small Signal Device purchases in such following Annual Period.

         (d) In the event that the total unit volume level purchased by Samsung in any Annual Period is below the Purchase Commitment for such Annual Period, then Samsung shall pay to Fairchild the sum of (i) the aggregate unit shortfall of purchased Small Signal Devices, if any, below 70% of the Purchase Commitment, multiplied by the Small Signal Devices Profit Amount, and (ii) the aggregate unit shortfall of purchased Products other than Small Signal Devices, if any, below 30% of the Purchase Commitment, multiplied by the Non-Small Signal Devices Profit Amount.

         Section 2.4 First Right. With respect to Products purchased by Samsung excess of the Purchase Commitment in any Annual Period, if Samsung obtains a quotation for the purchase of Products from any other vendor (a "third-party quotation"), it shall provide to Fairchild written notice (each a "Notice of Sale") of such third-party quotation together with the price and other terms and conditions of the third-party offer. Fairchild may send a written notice (each a "Notice of Acceptance") to Samsung to the effect that Fairchild will provide the Products at the price and on terms and conditions not less favorable to Samsung than those set forth in the Notice of Sale. If Fairchild sends a Notice of Acceptance within three (3) days of receipt of a Notice of Sale, Samsung shall be obligated to purchase the Products specified in the Notice of Sale from Fairchild at the price and under the terms and conditions set forth in the Notice of Acceptance (such price offered by Fairchild pursuant to this Section
2.4 being referred to as the "Matched Price"). If Fairchild fails to send a Notice of Acceptance in accordance with the provisions hereof, Samsung may freely purchase the Products from such third party at the price and under the terms and conditions specified in the Notice of Sale.

                                  ARTICLE III

                      PACKAGE/PROCESS CHANGES NOTIFICATION

         Section 3.1 Package/Process Changes Notification


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                  (a) If Fairchild proposes to make any change in Product
design, layout modification, fabrication process, test programs or other changes affecting the Products, Fairchild shall provide at least thirty (30) days prior written notice to Samsung of the intended change for Samsung's consent, which shall not be unreasonably withheld or delayed. Fairchild shall be eligible for any cost increase arising from any such change. Samsung shall not be responsible for any loss incurred as a result of Fairchild's failure to timely provide notification of such change.

                  (b) Samsung shall provide at least thirty (30) days prior to written notice to Fairchild of any proposed change in Product design, layout modification, fabrication process, test programs or other changes affecting Fairchild's manufacturing of the Products, for Fairchild's consent, which shall not be unreasonably withheld or delayed. Samsung shall be responsible for any cost increase arising from any such change. Fairchild shall not be responsible for any manufacturing loss incurred as a result of Samsung's failure to timely provide notification of such change.

                  (c) Subject to the business requirements of both Parties, the Parties agree to use their Best Efforts, consistent with Past Practices, to promptly accommodate requests for urgent change requests or deliveries hereunder.

                  (d) Fairchild reserves the right to make changes to the specifications that reflect improvements, developments or other technically desired changes in the Products. Fairchild shall notify Samsung of such requested change orders and Samsung shall respond within thirty (30) working days regarding the feasibility, schedule and anticipated costs of implementing such change orders. Once the Parties have agreed in writing to the engineering changes, schedule and prices thereof, Fairchild shall promptly take all measures required to incorporate such change orders into the Products. If either Samsung or Fairchild desires to make any changes to the specifications, that Party shall notify the other Party in writing and negotiate the changes in good faith, including any changes in prices required by such modifications. A modification to any of the foregoing will be binding only when a writing to which such modification is attached has been signed by both Parties.

                                   ARTICLE IV

                                    WARRANTY

         Section 4.1 Inspection. Samsung shall inspect the Products within five
(5) days after delivery at its facility. Upon completion of such inspection, Samsung shall promptly report any damaged or defective Product in any shipment. Samsung reserves the right to reject any damaged or defective Product.

         Section 4.2 Express Warranty. Fairchild warrants that the Products provided to Samsung hereunder shall conform to all applicable specifications and processes (or, in the absence of specifications, generally accepted industry standards) consistent with Past Practices and shall be


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free from defects in material and Fairchild's workmanship. This warranty is limited to a period of one (1) year from the date of delivery to Samsung. If, during the one year period:

                  (a) Fairchild is notified promptly upon discovery in writing by a reasonably detailed description of any such defect in any Product; and

                  (b) Fairchild, upon being reasonably satisfied with such description requests Samsung to return such Product, and Samsung returns such Product to the Bucheon Facility at Samsung's expense for inspection; and

                  (c) Fairchild's examination reveals that the Product is indeed defective, and the Product does not meet the applicable specifications or is defective in materials or Fairchild's workmanship and such problems are not caused by accident, abuse, misuse, neglect, improper storage, handling, packaging or installation, repair, alteration or improper testing or use by someone other than Fairchild, then Fairchild shall, at Samsung's option, promptly replace such Product or credit Samsung for such defective Product. Fairchild shall reimburse Samsung for the transportation charges paid by Samsung in returning such defective Product to Fairchild.

         Section 4.3 Disclaimer. THE WARRANTY SET FORTH IN SECTION 4.2 CONSTITUTES FAIRCHILDS EXCLUSIVE LIABILITY AND SAMSUNG'S EXCLUSIVE REMEDY, FOR ANY BREACH OF WARRANTY. EXCEPT AS SET FORTH IN SECTION 4.2, FAIRCHILD MAKES AND SAMSUNG RECEIVES NO WARRANTIES ON THE PRODUCTS PROVIDED HEREUNDER, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AND FAIRCHILD SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

                                   ARTICLE V
                              FORECASTS AND ORDERS

         Section 5.1 Forecast. (a) All forecasts and demand for Products shall be consistent with Past Practices. Samsung shall provide a three (3) month rolling forecast for Product orders to Fairchild no later than ten (10) days prior to the end of each month in terms of the volume of Products.

                  (b) Samsung may change the forecast for any month in accordance with the following table, provided that the maximum request of Samsung shall not exceed the production capacity of the Bucheon Facilities made available in accordance with Past Practices. Any changes outside of those permitted under the following table must be by written agreement of the Parties.

                    Monthly Period in
                    the Forecast              Permitted Changes
                    -----------------         -----------------
                    First                     No change permitted


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                    Second                    +/-10%
                    Third                     +/-15%

         Section 5.2 Orders. All requests for Products shall be initiated by Samsung's issuance of written purchase orders with reasonable lead time sent by either registered mail or facsimile followed by mail. Such purchase orders shall be submitted to Fairchild on or before the tenth (10th) day prior to the end of each month, describing the quantity and type of the products and shipping and invoicing instructions requested by Samsung for delivery the following month. By written agreement of the Parties, purchase orders may also be sent and acknowledged by electronic data exchange or other mutually satisfactory system. In the event of any conflict between the terms and conditions of this Agreement and either Party's purchase order, acknowledgment, or similar forms, the Parties shall resolve such conflict in good faith.

         Section 5.3 Assured Capacity. Fairchild shall dedicate sufficient production capacity to ensure the volume of purchases required by the Purchase Commitment. In the event that Fairchild cannot accept a purchase order by Samsung as a result of its failure to fulfill its obligation under this Section 5.3, then the Products that would have been purchased under such purchase order shall be included in satisfaction of the Purchase Commitment to the same extent as if Fairchild had fulfilled such purchase order.

                                   ARTICLE VI
                                    PRICING

         Section 6.1 (a) Not later than ten (10) business days prior to the last day of each Quarterly Period, Fairchild shall provide to Samsung, a statement (the "Adjustment Statement") setting forth, with respect to each Product, (i) the average increase (expressed as a positive percentage) or the average decrease (expressed as a negative percentage), as the case may be, in the market price of the WSTS product category to which such Product belongs (the "Adjustment Percentage"), as stated in WSTS publications released during the most recent three-month period, an example of which is attached hereto as
Schedule 6.1(a) (except in the case of the adjustment of the Purchase Price during the Initial Quarterly Period, in which case WSTS publications released in respect of months commencing after December 31, 1998 will be used), and (ii) a new purchase price (the "Adjusted Purchase Price") equal to (A) the Purchase Price of such Product in effect during such Quarterly Period multiplied by (B) a percentage equal to the sum of 100% plus the Adjustment Percentage.

         As promptly as practicable following the receipt of an Adjustment Statement (but in no event later than five (5) business days of such receipt), Samsung shall (i) be entitled to inspect, verify and dispute the accuracy of any item set forth in such Adjustment Statement and (ii) provide Fairchild with a statement (a) accepting all of the items set forth in the Adjustment


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Statement or (b) disputing any item set forth in the Adjustment Statement (a
"Notice of Adjustment Dispute"). The failure by Samsung to provide a Notice of Adjustment Dispute to Fairchild within such five (5) day period will constitute Samsung's acceptance of all of the items set forth in the Adjustment Statement. In the event of any Notice of Adjustment Dispute, each of Samsung and Fairchild covenant and agree to use their Best Efforts to resolve all issues set forth in the Notice of Adjustment Dispute prior to the commencement of the immediately following Quarterly Period.

         (b) At 12:01 a.m., Seoul, Korea time, on the first day of each Quarterly Period (other than the Initial Quarterly Period), the Purchase Price for each Product shall be increased or decreased to equal the Adjusted Purchase Price for each such Product.

         Section 6.2 (a) As promptly as practicable following each Quarterly Period other than the Initial Quarterly Period (but in no event later than 30 days following such Quarterly Period), Fairchild shall provide to Samsung, a statement (each, a "Quarterly Statement") setting forth (i) the quantity of each Product purchased by Samsung during such Quarterly Period (each, a "Purchased Product"), (ii) the Purchase Price paid by Samsung (the "Paid Purchase Price") for each Purchased Product, (iii) the Adjusted Purchase Price for each Purchased Product as determined pursuant to Section 6.1(a) above (the "Published Purchase Price"), (iv) for each Purchased Product, the amount, if any, by which the Paid Purchase Price exceeds the Published Purchase Price (the "Excess Adjustment Amount") for such Purchased Product, or the amount, if any, by which the Published Purchase Price exceeds the Paid Purchase Price (the "Shortfall Adjustment Amount") for such Purchased Product, (v) for each Purchased Product, the number (the "Excess Quarterly Amount") equal to the Excess Adjustment Amount multiplied by the quantity of such Purchased Product purchased by Samsung during such Quarterly Period, or the number (the "Shortfall Quarterly Amount") equal to the Shortfall Adjustment Amount multiplied by the quantity of such Purchased Product purchased by Samsung during such Quarterly Period and (vi) the number (the "Aggregate Quarterly Adjustment") equal to the difference between the aggregate Excess Quarterly Amounts and the aggregate Shortfall Quarterly Amounts. All items provided pursuant to this Section 6.2(a) shall be set forth in the currency in which Samsung purchased the Products, together with an explanation of any currency exchange rate applied, if any.

         As promptly as practicable following the receipt of a Quarterly Statement (but in no event later than 15 business days of such receipt), Samsung shall (i) be entitled to inspect, verify and dispute the accuracy of any item set forth in such Quarterly Statement and (ii) provide Fairchild with a statement (a) accepting all of the items set forth in the Quarterly Statement or
(b) disputing any item set forth in the Quarterly Statement (a "Notice of Payment Dispute"). The failure by Samsung to provide a Notice of Payment Dispute to Fairchild within such 15 day period will constitute Samsung's acceptance of all of the items set forth in the Quarterly Statement. In the event of any Notice of Dispute, Samsung and Fairchild covenant and agree to use their Best Efforts to resolve all issues set forth in the Notice of Payment Dispute.

         Section 6.3 (a) As promptly as practicable upon the acceptance by Samsung of any Quarterly Statement:


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                  (i)      if the Excess Quarterly Amount is greater than the
                           Shortfall Quarterly Amount, Fairchild shall pay to Samsung, as promptly as practicable and in the manner reasonably requested by Samsung, an amount equal to the Aggregate Quarterly Adjustment; or

                  (ii) if the Shortfall Quarterly Amount is greater than the Excess Quarterly Amount, Samsung shall pay to Fairchild, as promptly as practicable and in the manner reasonably requested by Fairchild, an amount equal to the Aggregate Quarterly Adjustment.

         (b) Any payments made pursuant to this Section 6.3 shall (i) with respect to Local Business transactions, be made, to the extent practicably possible under applicable Korean law or regulations, in the form of procurement approval certificates (as defined in Korean foreign trade laws and regulations) so as to provide the benefits of customs duty refund and/or zero rate VAT and shall be based upon U.S. Dollars and paid in Korean Won using the foreign exchange mid-rate announced by the Bank of Korea on the date of actual payment and (ii) with respect to transactions other than Local Business, be based upon and paid in Korean Won.

         Section 6.4 Miscellaneous Charges and Taxes. Samsung shall pay, in addition to the prices quoted or invoiced, the amount of any special handling charges if such charges were paid by Samsung (but not by the Business) in Past Practices. Samsung shall also pay all sales, use, VAT, excise or other similar tax applicable to the sale of goods or provision of services covered by this Agreement, or Samsung shall supply Fairchild with an appropriate tax exemption certificate.

         Section 6.5 Interest on Late Payments. If Samsung fails to make any payment due hereunder by the date it is due, Samsung shall pay to Fairchild, in addition to the amount of such payment due, a late charge of one-twentieth of one percent (1/20%) of the outstanding amount per day from the due date of the payment until finally paid.

         Section 6.6 Prorated Charge . Should Samsung terminate any order prior to process completion, Samsung shall be charged a prorated portion of the full price of such Product subject to a negotiated adjustment, based on the process termination point, including handling incurred by Fairchild in processing the total quantity started in production.

                                  ARTICLE VII
                                    PAYMENT

         Section 7.1 Non-Local Business. As to all Products other than those Products relating to the Local Business, Fairchild shall provide a tax invoice to Samsung at the end of each month during which a Product is purchased. Payment amounts shall be based on, and paid in, Korean Won. Payment terms are net thirty
(30) days from the date of tax invoice.


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         Section 7.2 Local Product . As to all Products for the Local Business
("Local Products"), Fairchild shall provide a tax invoice to Samsung at the end of each month during which a Product is purchased. Payment amounts shall be based on U.S. Dollars and shall be made in accordance with Section 6.3(b). Payment terms are net thirty (30) days from the date of tax invoice.

                                  ARTICLE VIII
                                    DELIVERY

         Section 8.1 Delivery. Fairchild shall deliver Products on the delivery dates agreed to by the Parties. Delivery of 90% or more of the volume of each Product published in the purchase order, made within the two-day period before the delivery date(s) agreed to by the Parties, shall constitute timely delivery. Delivery will be on a CIF Samsung-designated facilities in Korea basis. Delivery shall be deemed to be made and risk of loss and title shall pass to Samsung when shipment is made to a carrier.

         Section 8.2 Late Delivery. If Fairchild falls to timely deliver a Product in accordance with Section 8.1, Samsung shall have the right, in its sole discretion, to cancel all or any part of the purchase order pertaining to such Product. Any obligation of Samsung under any commitment to Fairchild under this Agreement associated with such cancelled purchase order shall be discharged in full and Samsung shall have no liability whatsoever to Fairchild therefor. All such cancelled Products shall be included in satisfaction of the Purchase Commitment with respect to the applicable Annual Period.

         Section 8.3 Packaging. All Products delivered pursuant to the terms of this Agreement shall be suitable, packed for shipment in containers specified by Samsung, marked for shipment to Samsung's address set forth in the applicable purchase order and delivered to a carrier or forwarding agent chosen by Samsung. Should Samsung fail to designate a carrier, forwarding agent or type of conveyance, Fairchild shall make such designation in conformance with its standard shipping practices. Delivery will be CIF Samsung-designated facilities in Korea. Delivery shall be deemed to be made and risk of loss and title shall pass to Samsung when shipment is made to a carrier. Shipments will be subject to incoming inspection as set forth in Section 4. 1.

         SECTION 8.4 Lot Integrity. To facilitate the inspection of product deliveries to Samsung lot integrity shall be maintained on all such deliveries, unless specifically waived by mutual agreement of the Parties.

         Section 8.5 Cancellation. Subject to its other obligations hereunder, Samsung may cancel any purchase order upon 30 days written notice prior to the commencement of manufacturing without charge, provided that Samsung reimburses Fairchild for labor costs actually incurred by Fairchild and the cost of any raw materials purchased for such order to the extent such raw materials are not used for any other products.


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         Section 8.6 Production Stoppages. Samsung may request that Fairchild stop production of Products in process for Samsung's convenience, and Fairchild shall consider stopping depending on the point of process. In such event, Samsung shall pay for all Products at the agreed price, subject to a negotiated adjustment based upon the degree of completion of the Products and whether or not Fairchild is able to use the unfilled capacity. Fairchild shall, if reasonably practicable, restart production of stopped Products within a reasonable time after receipt of a written request from Samsung, subject to Samsung's payment of any additional expenses incurred.

         Section 8.7 Partially Completed Inventory. In the event that Samsung elects to maintain an inventory of partially finished Products, ownership of such partially finished Products shall pass to Samsung when they reach the holding point defined by the relevant process flow. Fairchild shall invoice Samsung for such Products, but they shall be stored under clean room conditions and remain in Fairchild's processing WIP management system. Fairchild shall inform Samsung of the number and types of such Products remaining in inventory at the end of each month. Further, physical inventory and electronic records with respect to such Products shall be available for inspection by Samsung at any time. Fairchild shall credit Samsung with the amount previously invoiced for any such Products at such time as they are restarted in the process flow.

                                   ARTICLE IX
                  QUALITY CONTROL; INSPECTION; AND RELIABILITY

         Section 9.1 Specifications. Fairchild shall manufacture Products in accordance with the specifications for the applicable Product. Prior to shipment, Fairchild shall perform inspections specified to be performed by it in the applicable specifications on each Product lot manufactured. Fairchild shall only ship those Product lots that successfully meet applicable specifications.

         Section 9.2 Shipment Inspection. Fairchild shall promptly provide for inspection and testing of each shipment of Products upon delivery in accordance with the applicable specifications and shall notify Samsung in writing of the results thereof. If any lot or Product is found to fail to meet such specifications prior to final acceptance, Fairchild shall promptly replace such lot or Product on a timely basis.

         Section 9.3 Certifications. Provided that the Facilities are
ISO 14000/QS9000 certified on the date hereof, Fairchild warrants that it will maintain such certification throughout the term of this Agreement. Fairchild shall provide Samsung of any notice of any audits and any copies of reports or correspondence relating to such or similar certifications.

                                   ARTICLE X
                       ON-SITE INSPECTION AND INFORMATION

         Section 10.1 Inspection and Evaluation. Fairchild shall allow Samsung and/or Samsung's customers to visit and evaluate the Facilities during normal business hours as part of established source inspection programs, it being understood and agreed between Samsung and

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Fairchild that Samsung must obtain the concurrence of Fairchild for the scheduling of all such visits, which concurrence shall not be unreasonably withheld.

         Section 10.2 Information. Upon Samsung's written request, Fairchild will provide Samsung with process control information, including but not limited to: process and electrical test yield results, current process specifications and conformance to specifications; calibration schedules and logs for equipment; environmental monitor information for air, gases and DI water; documentation of operator qualification and training; documentation of traceability through Fairchild's operation; and Fairchild verification information.

                                   ARTICLE XI
                          PRODUCT ENGINEERING SUPPORT

         Section 11.1 Engineering Cooperation. The Parties will cooperate in allowing Samsung employees to have reasonable access to the Facilities during the term of this Agreement (the "Samsung Engineering Team"), in order to assist in Product developments and improvements. Fairchild will provide reasonable office space to the Samsung Engineering Team, if required on a temporary basis not to exceed thirty (30) days per occurrence, at no expense to Samsung. Should the Samsung Engineering Team require long-term, dedicated office space, Samsung agrees to pay Fairchild the overhead cost associated with such space. The Samsung Engineering Team will comply with all applicable Fairchild regulations in force at the Facilities and Samsung hereby agrees to hold Fairchild harmless for any damages or liability caused by any member of the Samsung Engineering Team, which are attributable to (i) the negligence or willful malfeasance of such member and (ii) any failure by such member to comply with Fairchild's regulations in force at the Facilities or with applicable law.

         Section 11.2 Information. Fairchild shall assist the efforts of the Samsung Engineering Team and provide Samsung with reasonable and timely support. Fairchild shall reasonably assist Samsung in any efforts to identify any reliability problems that may arise in a Product. Samsung shall correct Product related problems and Fairchild shall correct all process related problems.

                                  ARTICLE XII
                              TERM AND TERMINATION

         Section 12.1 Term. This agreement shall terminate on the third anniversary of the Closing Date unless earlier terminated as follows:

         (a) by mutual written agreement of the Parties; or

         (b) at the written election of the non-breaching Party in the event of a material breach or default by a Party of its obligations hereunder, which default shall not have been cured within thirty (30) calendar days after written notice is provided by the non-breaching Party to the breaching Party. For purposes of this section, material breach shall mean a breach that would reasonably be expected to result in a serious adverse effect on the non-breaching Party's business operations related to the Products.

         Section 12.2 Termination. Upon termination of this Agreement, all rights granted hereunder shall immediately terminate and each Party shall return to the other Party any property belonging to the other Party which is in its possession. Nothing in this Article 12 is intended to relieve either Party of any liability for any payment or other obligations existing at the time of termination.

         Section 12.3 Survival. The provisions of Sections 4, 12.2, 12.3, 13.1, 13.2, 16.4, 16.6, 16.7, 16.8, 16.9, 16.12 and 16.13 shall survive the termination of this Agreement for any reason.

                                  ARTICLE XIII
                                CONFIDENTIALITY

         Section 13.1 Confidentiality. Samsung and Fairchild agree that any Confidential Information (as defined in the Confidentiality Agreement executed between Samsung Electronics Co., Ltd. and Fairchild Semiconductor Corporation on September 18, 1998) each Party discloses, generates or otherwise acquires under this Agreement, as the case may be, shall be treated in accordance with the terms and conditions of the Confidentiality Agreement. Samsung and Fairchild further agree that, in the event the Confidentiality Agreement expires prior to termination or expiration of this Agreement, the terms and conditions of the Confidentiality Agreement shall continue to apply with respect to any Confidential Information disclosed, generated or otherwise acquired under this Agreement.

         Section 13.2 Ownership and Maintenance of Data. All records, data files (and the data contained therein), input materials, reports and other materials provided to Fairchild by Samsung and derivative data computed or processed therefrom (collectively the "Data") pursuant to this Agreement after the Effective Date will be the exclusive property of Samsung, and Fairchild shall not possess any interest, title, lien or right in connection therewith. Fairchild shall safeguard the Data to the same extent it protects its own similar materials, but in no case in an unreasonable manner. Data shall not be used by Fairchild for any purpose other than in support of Fairchild's obligations hereunder. Neither the Data nor any part thereof shall be disclosed, sold, assigned leased or otherwise disposed of to third parties by Fairchild or commercially exploited by or on behalf of Fairchild, its employees or agents. If a Party determines that it is required to disclose any information pursuant to applicable law or receives any demand under lawful process to disclose or provide information of the other Party that is subject to the confidentiality provisions hereof, such Party shall notify the other Party prior to disclosing and providing such information and shall cooperate at the expense of the requesting Party in seeking any reasonable protective arrangements requested by such other Party. Subject to the foregoing, the Party that receives such request may thereafter disclose or provide information to the extent required by such law or by lawful process. Upon termination of this Agreement, Fairchild shall provide Samsung reasonable access to retained Data for a period not to exceed three (3) months following said termination whereupon, upon Samsung's request, such Data will be transferred to Samsung at Samsung's cost, except in the event of termination by Samsung under
Section 12.1(b) by reason of Fairchild's material breach, in which case such transfer will be made at Fairchild's cost.

                                  ARTICLE XIV
                           REPORTS AND COMMUNICATIONS

         Section 14.1 Reports and Communications. Each Party hereby appoints a program manager whose responsibilities shall include acting as a focal point for the technical and commercial discussions between them related to the subject matter of this Agreement, to include monitoring within his or her respective company the distribution of Confidential Information received from the other Party and assisting in the prevention of the unauthorized disclosure of Confidential Information within the company and to third parties (the "Program Manager"). The Program Managers shall also be responsible for maintaining pertinent records and arranging such conferences, visits, reports and other communications as are necessary to fulfill the terms and conditions of this Agreement. The names, addresses and telephone numbers of the Program Managers will be communicated between the Parties from time to time.

                                   ARTICLE XV
                                 FORCE MAJEURE

         15.1 Force Majeure. (a) A Party is not liable for a failure to perform any of its obligations under this Agreement insofar as it proves that the failure was due to force majeure.

         (b) Force majeure within Section 17.1 above may result from events including, but not limited to, (i) war, whether declared or not, riots, acts of sabotage, explosions, fires, destruction of equipment/machines, or inability to obtain raw materials, (ii) natural disasters, such as violent storms, earthquakes, floods and destruction by lightning, (iii) the intervention of any Governmental Authority, (iv) boycotts, strikes and lock-outs of all kinds and work-stoppages and (v) any other cause, whether similar or dissimilar to the foregoing, beyond the control of the Party claiming the benefit.

         (c) A Party seeking relief hereunder shall as soon as practicable after the force majeure and its effects upon its ability to perform became known to it give notice to the other Party of such force majeure.

                                  ARTICLE XVI
                                 MISCELLANEOUS

         Section 16.1 Amendment. This Agreement may not be amended, modified, superseded, canceled, renewed or extended except by a written instrument signed by the Party to be charged therewith.

         Section 16.2 Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns; provided, however, that no Party will assign its rights or delegate its obligations under this Agreement without the express prior written consent of each other Party, except that (i) Fairchild may assign its rights hereunder as collateral security to any bona fide financial institution engaged in acquisition financing in the ordinary financing to consummate the transactions contemplated hereby or any bona fide course providing financial institution engaged in acquisition financing in the ordinary course through which such financing is refunded, replaced or refinanced and any of the foregoing financial institutions may assign such rights in connection with a sale of Fairchild in the form then being conducted by Fairchild substantially as an entirety and (ii) Samsung and Fairchild each may assign its rights and obligations under this Agreement to any Entity that succeeds to substantially all of its assets and liabilities.

         Section 16.3 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Party.

         Section 16.4 (a) Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of Korea without reference to the choice of law principles thereof. Fairchild and Samsung consent to and hereby submit to the nonexclusive jurisdiction of the Seoul District Court located in the Republic of Korea in connection with any action, suit or proceeding arising out of or relating to this Agreement, and each of the Parties irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

         (b) Notwithstanding the foregoing, if the Parties hereto cannot agree as to any issue set forth in a Notice of Adjustment Dispute or a Notice of Payment Dispute (each, an "Issue"), the Parties shall resolve their differences in the following, manner:

                  (i) Either Party may refer the Issue to arbitration by Arthur Andersen or any other firm to be mutually agreed by the Parties ("Arbitrator"), by giving written notice to the Arbitrator and the other Party.

                  (ii) Samsung and Fairchild shall each submit a report to the Arbitrator indicating the proposed resolution of the Issue within two weeks after the date of the notice set forth in clause (i) above. If either Samsung or Fairchild fails to submit such a report within such period of time, the other Party's report will be automatically adopted by the Arbitrator.

                  (iii) The Arbitrator shall select the report which is closer to the Arbitrator's resolution of the Issue within one month after the submission of the reports.

                           The Arbitrator shall not make any modifications to the reports submitted by the Parties, but shall select one of the reports as is.

                  (iv) The Parties shall be bound by the report which is selected by the Arbitrator as the final decision as to the resolution of any Issue. With respect to any Issue arising in connection with a Notice of Adjustment Dispute, any decision made by the Arbitrator shall take effect retroactively as of the date the Issue was submitted to arbitration.

                  (v) For the avoidance of doubt, the Parties agree that this Agreement shall remain in full force and effect during any arbitration hereunder.

         Section 16.5 Waiver; Effect of Waiver. No provision of this Agreement may be waived except by a written instrument signed by the Party waiving compliance. No waiver by any Party of any of the requirements hereof or of any of such Party's rights hereunder shall release the other Party from full performance of its remaining obligations stated herein. No failure to exercise or delay in exercising on the part of any Party any right, power or privilege of such Party shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege by such Party.

         Section 16.6 Severability. If any provision of this Agreement or the application thereof to any person or circumstance shall be deemed invalid, illegal or unenforceable to any extent or for any reason, such provision shall be severed from this Agreement and the remainder of this Agreement and the application thereof shall not be affected and shall be enforceable to the fullest extent permitted by law. A provision which is valid, legal and enforceable shall be substituted for the severed provision.

         Section 16.7 Headings; Definitions. The section and article headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement. All references to Sections or Articles contained herein mean Sections or Articles of this Agreement unless otherwise stated.

         Section 16.8 Interpretation; Absence of Presumption.

         (a) For the purposes hereof, (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (ii) the terms "hereof," "herein," and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Schedules hereto) and not to any particular provision of this Agreement, and Article, Section, and Schedule references are to the Articles, Sections, paragraphs, and Schedules to this Agreement unless otherwise specified, (iii) the word "including" and words of similar import when used in this Agreement means "including, without limitation," unless the context otherwise requires or unless otherwise specified, (iv) the word "or" shalt not be exclusive, (v) provisions shall apply, when appropriate, to successive events and transactions, and (vi) all references to any period of days shall be deemed to be to the relevant number of calendar days.

         (b) This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting or causing any instrument to be drafted.

         Section 16.9 Entire Agreement. This Agreement (including agreements incorporated herein), the Business Transfer Agreement, the Confidentiality Agreement and the Schedules and Exhibits hereto contain the entire agreement between the Parties with respect to the subject matter hereof and there are no agreements, understandings, representations or warranties between the Parties other than those set forth or referred to herein.

         Section 16. 10 Effectiveness. The Parties' obligations under this Agreement are conditioned upon the Closing, the occurrence of which is subject to various conditions set forth in the Business Transfer Agreement. This Agreement shall become operative if and when the Closing occurs and shall be null and void if the Closing does not occur for any reason.

         Section 16.11 Relationship of the Parties. Samsung shall perform its obligations hereunder as an independent contractor. This Agreement does not create a fiduciary or agency relationship between Samsung and Fairchild, each of which shall be and at all times remain independent companies for all purposes hereunder. Nothing in this Agreement is intended to make either Party a general or special agent, joint venturer, partner or employee of the other for any purpose.

         Section 16.12 Notices. All notices hereunder shalt be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy or other electronic transmission service to the appropriate addresses or numbers as set forth below:

Samsung: Samsung Electronics Co., Ltd.

Samsung Main Building
250, 2-Ka, Taepyung-Ro, Chung-Ku
Seoul, Korea

Attn: Director, Legal Department
Telecopy No.: 822-727-7179:

with a copy to:

Bae, Kim & Lee
Hankook Tire Bldg. 647-15
Yoksam-Dong,Kangnam-Gu
Seoul 135-723, Korea

Attention: Kap-You Kim
Telecopy No.: 822-3404-0001

or at such other address and to the attention of such other Person as Samsung may designate by written notice to Fairchild.

Fairchild: Fairchild Korea Semiconductor Ltd.,
82-3, Todang-Dong, Wonmi-Ku,
Bucheon, Kyunggi-Do
Korea

Attention: President
Telecopy No.: 8232-683-1199

Fairchild Semiconductor Corporation
333 Western Avenue, M.S. 01-00
South Portland, Maine 04106
Attention: Daniel E. Boxer
Telecopy No.: (01) 207-761-6020

and to:

Kim & Chang
223 Naeja-Dong Chongro-Ku
Seoul 110-053, Korea
Attention: Y.J. Ro
Telecopy No.: 822-7337-9091

or at such other address and to the attention of such other person as Fairchild may designate by written notice to Samsung.

         Section 16.13 Indemnification

                  (a) Each Party (the "Indemnifying Party"), at its own expense and cost, shall defend any suit, claim or legal proceeding against the other party (the "Indemnified Party") for the infringement of patents or trademark, or claims based on allegations of copyright, trade secret or other proprietary right infringement, by the Indemnifying Party. The Indemnifying Party shall pay all damages and costs which may be awarded against the Indemnified Party because of such infringement by the Indemnifying Party.

                  (b) The Indemnifying Party's duties under the immediately preceding paragraph (a) are conditional upon the Indemnified Party furnishing the Indemnifying Party prompt written notice of the commencement of any suit or proceeding or any claim of infringement and a copy of each written communication relating to the alleged infringement, and giving to the Indemnifying Party authority and reasonable assistance (at the Indemnifying Party's expense and cost) to defend or settle such law suit, proceeding or claim. The Indemnifying Party shall not be bound by any settlement made without its prior consent.

         Section 16.14 Specific Performance. The Parties each acknowledge that, in view of the uniqueness of the subject matter hereof, the Parties would not have an adequate remedy at law for money damages the event that this Agreement were not performed in accordance with its terms, and therefore agree that the parties shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which the Parties may be entitled at law or in equity.

         Section 16.15 No Consequential Damages. In no event shall either Party be liable for any indirect, special, incidental, or consequential damages resulting from the other Party's performance or failure to perform under this Agreement, or the furnishing, performance, or use of any goods or services sold pursuant hereto, whether due to breach of contract, breach of warranty, negligence or otherwise, regardless of whether the nonperforming Party was advised of the possibility of such damages or not.

         Section 16.16 No Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer on any Person other than the Parties and their respective successors or assigns any rights (including third-party beneficiary rights), remedies, obligations or liabilities under or by reason of this Agreement. This Agreement shall not provide third parties with any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to the terms of this Agreement.

         Section 16.17 Fulfillment of Obligations. Any obligation of any Party to any other Party under this Agreement, which obligation is performed, satisfied or fulfilled by an Affiliate of such Party, shall be deemed to have been performed, satisfied or fulfilled by such Party.

         Section 16.18 Publicity. Neither Party shall, without the approval of the other Party, make any press release or other public announcement concerning the terms of the transactions contemplated by this Agreement, except as and to the extent that any such Party shall be so obligated by law or pursuant to a lawful request of a government agency

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duty executed on their behalf as of the date first written above.

                                             SAMSUNG ELECTRONICS CO., LTD.

                                             By: /s/ Kim Suk
                                                -----------------------------
                                             Name:
                                                  ---------------------------
                                             Title:
                                                   --------------------------

                                             FAIRCHILD KOREA SEMIC0NDUCTOR LTD.

                                             By: /s/ Joseph R. Martin
                                                -----------------------------
                                             Name:   Joseph R. Martin
                                                  ---------------------------
                                             Title:  Exec. V.P.
                                                   --------------------------

                                  Schedule 1.1

                                 Purchase Price

----------------------------------------------------------------------------------
          Family                Product Name                 Price
                                                  --------------------------------
                                                  Domestic (Won)   Local (US Cent)
----------------------------------------------------------------------------------
IGBT            IGBT            SDS04U150STU           233.0           23.27
----------------------------------------------------------------------------------
IGBT            IGBT            SDS06U150STU           408.0           27.21
----------------------------------------------------------------------------------
IGBT            IGBT            SDS10U150STU             -             36.62
----------------------------------------------------------------------------------
MOS FET         MOS FET         2N7000TA                78.9            5.96
----------------------------------------------------------------------------------
MOS FET         MOS FET         2N7002-MTF              75.3            6.06
----------------------------------------------------------------------------------
MOS FET         MOS FET         IRF522                 239.0             -
----------------------------------------------------------------------------------
MOS FET         MOS FET         IRF530                 679.0           27.73
----------------------------------------------------------------------------------
MOS FET         MOS FET         IRF540                 692.1           52.13
----------------------------------------------------------------------------------
MOS FET         MOS FET         IRF610                 285.0           22.97
----------------------------------------------------------------------------------
MOS FET         MOS FET         IRF610A                164.0           18.90
----------------------------------------------------------------------------------
MOS FET         MOS FET         IRF610A-TSTU             -             16.71
----------------------------------------------------------------------------------
MOS FET         MOS FET         IRF610-TSTU              -             17.69
----------------------------------------------------------------------------------
MOS FET         MOS FET         IRF630                 285.7           18.88
----------------------------------------------------------------------------------
MOS FET         MOS FET         IRF630A                269.1           14.49
----------------------------------------------------------------------------------
MOS FET         MOS FET         IRF630A-TSTU             -             17.78
----------------------------------------------------------------------------------
MOS FET         MOS FET         IRF630-TSTU              -             19.70
----------------------------------------------------------------------------------
MOS FET         MOS FET         IRF634A                  -             22.63
----------------------------------------------------------------------------------
MOS FET         MOS FET         IRF640                 543.0           35.36
----------------------------------------------------------------------------------
MOS FET         MOS FET         IRF640A                433.7           35.59
----------------------------------------------------------------------------------
MOS FET         MOS FET         IRF640A-TSTU             -             33.22
----------------------------------------------------------------------------------
MOS FET         MOS FET         IRF640-TSTU              -             34.96
----------------------------------------------------------------------------------
MOS FET         MOS FET         IRF650A                  -             59.05
----------------------------------------------------------------------------------
MOS FET         MOS FET         IRF730                 381.0           39.45
----------------------------------------------------------------------------------
MOS FET         MOS FET         IRF740                 675.1           57.78
----------------------------------------------------------------------------------
MOS FET         MOS FET         IRF740A                538.8           41.95
----------------------------------------------------------------------------------
MOS FET         MOS FET         IRF740A-TSTU             -             43.59
----------------------------------------------------------------------------------
MOS FET         MOS FET         IRF740-TSTU              -             48.31
----------------------------------------------------------------------------------
MOS FET         MOS FET         IRF840                 720.0           56.52
----------------------------------------------------------------------------------
MOS FET         MOS FET         IRF9610                312.0           22.28
----------------------------------------------------------------------------------
MOS FET         MOS FET         IRFS640A               706.0           27.60
----------------------------------------------------------------------------------
MOS FET         MOS FET         IRFU230A-TLTU          211.0           17.99
----------------------------------------------------------------------------------
MOS FET         MOS FET         IRFU230ATU             211.0           19.16
----------------------------------------------------------------------------------
MOS FET         MOS FET         IRFZ44                 752.8           38.99
----------------------------------------------------------------------------------
MOS FET         MOS FET         SFP9630                  -             18.23
----------------------------------------------------------------------------------
MOS FET         MOS FET         SFW60N03TM             336.3             -
----------------------------------------------------------------------------------
MOS FET         MOS FET         SSD2003ATF             273.8           21.79
----------------------------------------------------------------------------------
MOS FET         MOS FET         SSD2003TF                -             21.68
----------------------------------------------------------------------------------
MOS FET         MOS FET         SSD2101ATF             430.0           34.87
----------------------------------------------------------------------------------
MOS FET         MOS FET         SSH6N80               1223.0             -
----------------------------------------------------------------------------------
MOS FET         MOS FET         SSP5N90                844.6
----------------------------------------------------------------------------------
MOS FET         MOS FET         SSR3055TM              238.0
----------------------------------------------------------------------------------
MOS FET         MOS FET         SSS3N80-YDTU           538.0             -
----------------------------------------------------------------------------------
MOS FET         MOS FET         SSS5N90                754.0           59.99
----------------------------------------------------------------------------------
MOS FET         MOS FET         SSS6N90A               754.0           62.51
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSA1010-Y              384.3           29.89
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
PWR TR          PWR TR          KSA1156-O-STSTU        124.9           13.35
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSA1220A-Y-S           181.6           12.63
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSA473-Y                 -             13.48
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSA614-Y-TSTU            -             13.78
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSA614-YTU             201.4           13.73
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSA940-TSTU            113.4           12.84
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSB772-Y-STSSTU          -             11.43
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSC1507-Y-TSTU         178.0           11.68
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSC1983                  -             13.41
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSC2073-H2TSTU           -             12.98
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSC2335-OTU              -             13.60
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSC2690A-Y-STSTU         -             13.37
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSC2690A-Y-TSTU          -             12.15
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSC3076-Y              380.0
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSC3076-YTU            291.8             -
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSC3503-D-S            161.8           12.11
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSC3503-D-STSSTU       113.0            9.09
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSC3503-D-TSSTU        113.0            9.38
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSC3552-OTU              -             29.59
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSC5039FTU               -             15.94
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSC5042M-STU             -             18.80
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSC5088-TBTU             -             61.67
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSC5088TU              645.0           64.90
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSC5386-TBTU           534.0           42.82
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSC5386TU              534.0           43.00
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSC5386-YDTBTU           -             45.94
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSC5802-TBTU           611.0           54.19
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSD1691-Y              272.0             -
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSD288-Y-TSTU          119.0            9.86
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSD288-YTU             159.1
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSD401-Y               226.4           10.59
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSD5072-H1-YDTBTU      540.0           62.68
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSD5072-H1YDTU         540.0
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSD526-YTU             146.0           15.19
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSD560-R               160.0           21.23
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSD560-R-TSTU            -             19.83
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSD5703A-YDTBTU          -             50.98
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSD5703-YDTBTU           -             51.64
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSD73-Y                178.2             -
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSD73-Y-TSTU             -             18.88
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSD73-YTU                -             21.99
----------------------------------------------------------------------------------
PWR TR          PWR TR          KSE800-STSSTU            -             13.60
----------------------------------------------------------------------------------
PWR TR          PWR TR          TIP102                 297.7           25.18
----------------------------------------------------------------------------------
PWR TR          PWR TR          TIP102-TSTU              -             28.50
----------------------------------------------------------------------------------
PWR TR          PWR TR          TIP102TU               283.0           25.52
----------------------------------------------------------------------------------
PWR TR          PWR TR          TIP112TU               164.0           15.31
----------------------------------------------------------------------------------
PWR TR          PWR TR          TIP127                 219.0           17.64
----------------------------------------------------------------------------------
PWR TR          PWR TR          TIP127TU               233.0           17.09
----------------------------------------------------------------------------------
PWR TR          PWR TR          TIP142TU                 -             45.04
----------------------------------------------------------------------------------
PWR TR          PWR TR          TIP29-C-TSTU             -             17.58
----------------------------------------------------------------------------------
PWR TR          PWR TR          TIP30-C                131.0           18.00
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
PWR TR          PWR TR          TIP31-C                202.5           16.29
----------------------------------------------------------------------------------
PWR TR          PWR TR          TIP31-CTU              217.0           17.09
----------------------------------------------------------------------------------
PWR TR          PWR TR          TIP41-CTU              205.7           18.59
----------------------------------------------------------------------------------
S/S TR          S/S TR          2N3904TA                21.5            2.08
----------------------------------------------------------------------------------
S/S TR          S/S TR          2N3904TAM                -              1.41
----------------------------------------------------------------------------------
S/S TR          S/S TR          2N3906TA                22.4            1.47
----------------------------------------------------------------------------------
S/S TR          S/S TR          2N3906TAM                -              1.75
----------------------------------------------------------------------------------
S/S TR          S/S TR          2N5401C-YTA              -              3.12
----------------------------------------------------------------------------------
S/S TR          S/S TR          2N5551C-YTA              -              3.02
----------------------------------------------------------------------------------
S/S TR          S/S TR          2N6520TA                35.6            3.05
----------------------------------------------------------------------------------
S/S TR          S/S TR          BC327-16TA              32.0            2.28
----------------------------------------------------------------------------------
S/S TR          S/S TR          BC548-CTA                -              4.84
----------------------------------------------------------------------------------
S/S TR          S/S TR          BC558-CTA                -              2.28
----------------------------------------------------------------------------------
S/S TR          S/S TR          BC807-25-MTF            25.0            2.08
----------------------------------------------------------------------------------
S/S TR          S/S TR          BC848-B-MTF             27.0             -
----------------------------------------------------------------------------------
S/S TR          S/S TR          BC848-C-MTF              -              1.39
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSA1013-YTA             73.1            4.44
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSA1182-Y-MTF           65.0            2.07
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSA539-YTA              21.1            1.71
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSA539-YTAM             22.0            1.86
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSA643-YTA              34.8            2.02
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSA708-YTA              34.4            2.93
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSA733-YTA              20.8            1.34
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSA733-YTAM              -              1.61
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSA812-G-NMTF           26.6            1.77
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSA812-Y-MTF            30.7            1.87
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSA916-YTA              73.7            5.64
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSA928A-YTA             76.1            5.10
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSB1116-YTA             39.7            3.18
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSB564A-YTA             41.0             -
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSC1008-YTA             31.5            2.17
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSC1008-YTAM             -              1.98
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSC1009-YTA             30.8            2.70
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSC1623-G-MTF           26.5            1.84
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSC1623-L-MTF            -              1.54
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSC1623-Y-MTF           22.8            1.75
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSC2316-YTA             74.6            5.78
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSC2328A-YTA            72.9            4.84
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSC2330-RTA              -              4.48
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSC2330-Y-H2TA          77.1            4.40
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSC2331-YTA             44.4            3.31
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSC2982-BTF              -             10.85
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSC5019-MTA             66.0            6.68
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSC815-YTA              22.2            1.48
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSC815-YTAM              -              1.46
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSC945-YTA              20.5            1.37
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSC945-YTAM              -              1.35
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSD1616A-YTA            61.0             -
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSD1616-YTA             61.0            3.27
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSD471A-YTA             37.3            2.47
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSP10TA                  -              2.83
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
S/S TR          S/S TR          KSP2222ATA              24.7            1.90
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSP2222ATAM              -              2.19
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSP27TA                  -              2.73
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSP2907ATA              24.8            1.80
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSP42TA                 47.1            1.96
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSP42TAM                 -              1.85
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSP44TA                 41.7            3.65
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSP56TA                  -              4.42
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSP77TA                  -              3.56
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSP92TA                 41.0            4.05
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSRI001TA               20.7            1.37
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSR1001TAM               -              1.23
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSR1002TA               27.0            1.52
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSR1003TA               27.0            1.70
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSR1004TA               17.0            1.36
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSR1004TAM               -              1.30
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSR1005TAM              21.0             -
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSR1009TA               26.7            1.46
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSR1010TA               27.0            1.70
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSR1010TAM              27.0            1.43
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSR1012TA               27.0            1.72
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSR1101-MTF             26.2            1.97
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSR1102-MTF             22.6            2.71
----------------------------------------------------------------------------------
S/S TR          SIS TR          KSR1104-MTF             30.4            2.04
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSR1110-MTF             29.2             -
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSR1202TA               25.0            1.47
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSR2001TA               25.8            1.42
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSR2002TA               24.9            1.44
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSR2002TAM               -              1.86
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSR2004TA               27.0            1.36
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSR2005TA               20.5             -
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSR2010TA               27.0            1.77
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSR2101-MTF             22.2            1.64
----------------------------------------------------------------------------------
S/S TR          S/S TR          KSR2102-MTF             22.3             -
----------------------------------------------------------------------------------
S/S TR          S/S TR          KST14-MTF               36.0            3.09
----------------------------------------------------------------------------------
S/S TR          S/S TR          KST2222A-MTF            24.7            2.07
----------------------------------------------------------------------------------
S/S TR          S/S TR          KST2907A-MTF            25.7            2.17
----------------------------------------------------------------------------------
S/S TR          S/S TR          KST3904-MTF             26.1            2.08
----------------------------------------------------------------------------------
S/S TR          S/S TR          KST3906-MTF             28.8            2.14
----------------------------------------------------------------------------------
S/S TR          S/S TR          KST4403-MTF             34.0            2.73
----------------------------------------------------------------------------------
S/S TR          S/S TR          KST5401-MTF             33.8            2.34
----------------------------------------------------------------------------------
S/S TR          S/S TR          SS9012-GTA               -              1.99
----------------------------------------------------------------------------------
S/S TR          S/S TR          SSD1001-NTF              -              8.53
----------------------------------------------------------------------------------
S/S TR          S/S TR          SSD1001TF                -              8.71
----------------------------------------------------------------------------------
S/S TR          S/S TR          SSD1002-NTF              -              8.53
----------------------------------------------------------------------------------
S/S TR          S/S TR          SSD1002TF              107.0            8.68
----------------------------------------------------------------------------------
INDUSTRIAL      OP AMP          KA1458D                128.0             -
----------------------------------------------------------------------------------
INDUSTRIAL      OP AMP          KA1458DTF              175.0             -
----------------------------------------------------------------------------------
INDUSTRIAL      OP AMP          KA2904                 199.7           16.89
----------------------------------------------------------------------------------
INDUSTRIAL      OP AMP          KA2904DTF              190.2           12.71
----------------------------------------------------------------------------------
INDUSTRIAL      COMPARATOR      KA311DTF               205.5           17.97
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA317TU                263.3           23.78
----------------------------------------------------------------------------------
INDUSTRIAL      COMPARATOR      KA319                  217.0           18.47
----------------------------------------------------------------------------------
INDUSTRIAL      OP AMP          KA324                  141.2           10.20
----------------------------------------------------------------------------------
INDUSTRIAL      OP AMP          KA324DTF               150.6           10.26
----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA33VTA                 68.0            5.94
----------------------------------------------------------------------------------
INDUSTRIAL      OP AMP          KA358                  128.4            9.12
----------------------------------------------------------------------------------
INDUSTRIAL      OP AMP          KA358ADTF              136.0           10.10
----------------------------------------------------------------------------------
INDUSTRIAL      OP AMP          KA358DTF               139.3           11.62
----------------------------------------------------------------------------------
INDUSTRIAL      PWM IC          KA3842BD               344.1           41.09
----------------------------------------------------------------------------------
INDUSTRIAL      PWM IC          KA3843B                408.0           19.61
----------------------------------------------------------------------------------
INDUSTRIAL      PWM IC          KA3882                 408.0           20.60
----------------------------------------------------------------------------------
INDUSTRIAL      PWM IC          KA3882C                314.5           21.46
----------------------------------------------------------------------------------
INDUSTRIAL      PWM IC          KA3883C                408.0           21.23
----------------------------------------------------------------------------------
INDUSTRIAL      COMPARATOR      KA393                  141.9           10.53
----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA431AZ                129.5           10.76
----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA431AZTA              119.9            7.91
----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA431DTF               128.3            8.10
----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA431LZTA                -             11.31
----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA431ZTA               109.3            8.48
----------------------------------------------------------------------------------
INDUSTRIAL      OP AMP          KA4558                 125.9            9.09
----------------------------------------------------------------------------------
INDUSTRIAL      OP AMP          KA4558DTF              140.1           11.40
----------------------------------------------------------------------------------
INDUSTRIAL      OP AMP          KA5532                 200.4           18.36
----------------------------------------------------------------------------------
INDUSTRIAL      TIMER           KA555DTF               204.0             -
----------------------------------------------------------------------------------
INDUSTRIAL      TIMER           KA556                  141.5           18.11
----------------------------------------------------------------------------------
INDUSTRIAL      MISCELLANEOUS   KA7533ZTA              101.4            6.43
----------------------------------------------------------------------------------
INDUSTRIAL      MISCELLANEOUS   KA7545ZTA              141.9            8.49
----------------------------------------------------------------------------------
INDUSTRIAL      PWM IC          KA7552                 581.1           39.97
----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA7630                   -             39.17
----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA7630-TS                -             41.19
----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA7631-TS                -             44.46
----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA7805ATU              157.4           12.78
----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA7805-TSTU            142.8           12.74
----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA7805TU               152.4           12.19
----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA7806-TSTU              -             11.77
----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA7808-TSTU              -             11.76
----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA7808TU               132.8           13.14
----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA7809                 157.6           10.98
----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA7809-TSTU            160.0           11.93
----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA7809TU               160.4           12.15
----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA7812-TSTU            182.0           12.39
----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA7812TU               137.8           12.81
----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA7815-TSTU              -             15.19
----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA7815TU               156.4           12.23
----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA7818ATU              155.0           16.06
----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA7824TU               135.5           16.63
----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA78L05AZTA            125.3            8.01
----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA78L09AZTA            128.7            9.09
----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA78L12AZTA            117.9            9.78
----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA78M05RTF             241.7             -
----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA78M05RTM             189.9           18.08
----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA78R05-STU            417.2           24.04
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA78R09TU                -             23.76
----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA78RI2-STU            424.6           23.95
----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA78R33                490.2             -
----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA7905-TSTU              -             16.31
----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA7906TU                 -             14.86
----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA79L05AZ              134.3           11.01
----------------------------------------------------------------------------------
INDUSTRIAL      REGULATOR       KA79L05AZTA            129.2           10.00
----------------------------------------------------------------------------------
INDUSTRIAL      MISCELLANEOUS   KS7745GZTA             133.0           14.68
----------------------------------------------------------------------------------
MOTOR           HDD             KA2811C                1343.0          108.49
----------------------------------------------------------------------------------
MOTOR           HDD             KA2811C-01               -             110.99
----------------------------------------------------------------------------------
MOTOR           CD-ROM          KA3011BDTF               -             43.20
----------------------------------------------------------------------------------
MOTOR           CD-ROM          KA3011DTF                -             46.80
----------------------------------------------------------------------------------
MOTOR           CD-ROM          KA3012DTF              668.7           51.58
----------------------------------------------------------------------------------
MOTOR           VCR             KA3082B                353.0           15.04
----------------------------------------------------------------------------------
MOTOR           VCR             KA8301-L               308.2           22.01
----------------------------------------------------------------------------------
MOTOR           CD-ROM          KA92S0D-STF              -             62.02
----------------------------------------------------------------------------------
MOTOR           CDP             KA9258DTF              731.3           61.05
----------------------------------------------------------------------------------
SPS             SPS             KAIL0380R-YDTU         1179.3          86.15
----------------------------------------------------------------------------------
SPS             SPS             KAIL0380-YDTU            -             65.36
----------------------------------------------------------------------------------
SPS             SPS             KA2S0680B-YDTU           -             117.23
----------------------------------------------------------------------------------
SPS             SPS             KA2S0880B-YDTU           -             118.53
----------------------------------------------------------------------------------
SPS             SPS             KA2S0880-YDTU          1952.0          129.76
----------------------------------------------------------------------------------
SPS             SPS             KA3S0680RB-YDTU          -             121.11
----------------------------------------------------------------------------------
SPS             SPS             KA3S0680PFB-YDTU       1698.0          117.49
----------------------------------------------------------------------------------
SPS             SPS             KA3S0765RF-YDTU          -             112.39
----------------------------------------------------------------------------------
SPS             SPS             KA3S0880RB-YDTU          -             126.88
----------------------------------------------------------------------------------
SPS             SPS             IKA3SI265R-YDTU          -             138.68
----------------------------------------------------------------------------------

                                Schedule 6.1(a)

1. Sample: WSTS Publications

                 [To be discussed: Copyright warning from WSTS]

2. Product Category Classification

--------------------------------------------------------------------------------
               WSTS                                 SAMSUNG
--------------------------------------------------------------------------------
              Family                      Family              Sub-family
--------------------------------------------------------------------------------
BIPOLAR SMALL SIGNAL TRANS                S/S TR             S/S TR
--------------------------------------------------------------------------------
REGULAR POWER TRANSISTORS                 PWR TR             PWR TR
--------------------------------------------------------------------------------
FIELD EFFECT GEN PURP TRANS               MOS FET            MOS FET
--------------------------------------------------------------------------------
INSULATED GATE BP                         IGBT               IGBT
--------------------------------------------------------------------------------
INTERFACE                                 INTERFACE          INTERFACE
--------------------------------------------------------------------------------
AMPLIFIERS                                INDUSTRIAL         OP AMP
--------------------------------------------------------------------------------
                                                             REGULATOR & REF
VOLTAGE REGULATORS & REF                  INDUSTRIAL         -------------------
                                                             PWM IC
--------------------------------------------------------------------------------
                                                             COMPARATOR
                                                             -------------------
COMPARATORS                               INDUSTRIAL         TIMER
                                                             -------------------
                                                             MISCELLANEOUS
--------------------------------------------------------------------------------
                                                             HDD
                                                             -------------------
                                                             CD-ROM
                                                             -------------------
Other Linear                              MOTOR              VCR
                                                             -------------------
                                                             CDP
                                                             -------------------
                                                             FDD
--------------------------------------------------------------------------------
FIELD EFFECT GEN PURP TRANS                                  SPS(60%): MOS FET
-----------------------------             SPS                -------------------
VOLTAGE REGULATORS & REF                                     SPS(40%): PWM IC
--------------------------------------------------------------------------------
*Product category classification shall be consistent with Samsung's Past Practices.